Exhibit 10.3
CHS/Community Health Systems, Inc.
$3,021,331,000 Senior Notes due 2015
JOINDER TO THE PURCHASE AGREEMENT
July 25, 2007
Credit Suisse Securities (USA) LLC
Wachovia Capital Markets, LLC,
   As Representatives of the Several Purchasers,
     c/o Credit Suisse Securities (USA) LLC
       Eleven Madison Avenue,
          New York, N.Y. 10010-3629
Ladies and Gentlemen:
          Reference is made to the Purchase Agreement (the “Purchase Agreement”) dated June 27, 2007, among CHS/Community Health Systems, Inc., a Delaware corporation (the “Company”), its subsidiary guarantors (the “Guarantors”), Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as Representatives for the Purchasers, concerning the purchase of the Offered Securities from the Company by the Purchasers. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. This is the Joinder Agreement to the Purchase Agreement (this “Agreement”).
          Each of the parties hereto agrees that this Agreement is being executed and delivered in connection with the issue and sale of the Offered Securities pursuant to the Purchase Agreement and to induce the Purchasers to purchase the Offered Securities thereunder. This Agreement is being executed on the Closing Date or, if applicable, the Escrow Release Date, concurrently with the consummation of the Merger.
          1. Joinder. Each of Triad and the Triad Guarantors listed on Schedule C to the Purchase Agreement (together, the “Joining Parties”) hereby agrees to become bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named therein as a party and as if such party executed the Purchase Agreement on the date thereof.
          2. Representations and Warranties of the Joining Parties. Each of the Joining Parties represents and warrants to, and agrees with, the Purchasers on and as of the date hereof that:
     (a) this Agreement has been duly authorized, executed and delivered by such Joining Party; and
     (b) the representations and warranties set forth in Section 2 of the Purchase Agreement are true and correct on and as of the date hereof.

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          3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
          5. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
          6. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

[SIGNATURE PAGES FOLLOW]

QHG of Enterprise, Inc.
QHG of Jacksonville, Inc.
QHG of Springdale, Inc.
Triad-El Dorado, Inc.
Abilene Hospital, LLC
Abilene Merger, LLC
Arizona DH, LLC
ARMC, LP
Birmingham Holdings, LLC
Bluffton Health System, LLC
Brownwood Hospital, L.P.
Brownwood Medical Center, LLC
Carlsbad Medical Center, LLC
Claremore Regional Hospital, LLC
Clarksville Holdings, LLC
College Station Hospital, L.P.
College Station Medical Center, LLC
College Station Merger, LLC
CP Hospital GP, LLC
CPLP, LLC
Crestwood Hospital LP, LLC
Crestwood Hospital, LLC
CSMC, LLC
CSRA Holdings, LLC
Deaconess Holdings, LLC
Deaconess Hospital Holdings, LLC
Desert Hospital Holdings, LLC
Detar Hospital, LLC
Dukes Health System, LLC
Gadsden Regional Medical Center, LLC
Greenbrier VMC, LLC
GRMC Holdings, LLC
Hobbs Medco, LLC
Las Cruces Medical Center, LLC
Lea Regional Hospital, LLC
Longview Merger, LLC
LRH, LLC
Lutheran Health Network of Indiana, LLC
Massillon Health System, LLC
Medical Center of Brownwood, LLC
MMC of Nevada, LLC
Navarro Hospital, L.P.

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President, Finance and Treasurer

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Navarro Regional, LLC
NRH, LLC
Oregon Healthcorp, LLC
Palmer-Wasilla Health System, LLC
Quorum Health Resources, LLC
Regional Hospital of Longview, LLC
Russellville Holdings, LLC
SACMC, LLC
San Angelo Community Medical Center, LLC
San Angelo Hospital, L.P.
San Angelo Medical, LLC
Southern Texas Medical Center, LLC
St. Joseph Health System, LLC
Tennyson Holdings, Inc.
Triad Holdings III, LLC
Triad Holdings IV, LLC
Triad Holdings V, LLC
Triad Healthcare Corporation
Triad of Alabama, LLC
Triad of Oregon, LLC
Triad-ARMC, LLC
Triad-Denton Hospital GP, LLC
Triad-Denton Hospital, L.P.
Triad-Navarro Regional Hospital Subsidiary, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC
Victoria Hospital, LLC
Victoria of Texas, L.P.
WHMC, LLC
Willamette Valley Medical Center, LLC
Women & Children’s Hospital, LLC
Woodland Heights Medical Center, LLC
Woodward Health System, LLC
QHG Georgia Holdings, Inc.
QHG Georgia, L.P.
Frankfort Health Partner, Inc.
IOM Health System, L.P.
QHG of Bluffton, Inc.
QHG of Clinton County, Inc.
QHG of Fort Wayne, Inc.
QHG of Warsaw, Inc.
QHG of Forrest County, Inc.
QHG of Hattiesburg, Inc.

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President, Finance and Treasurer

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QHG of Massillon, Inc.
SouthCrest, L.L.C.
River Region Medical Corporation
NC-DSH, Inc.
QHG of Barberton, Inc.
Triad-South Tulsa Hospital Company, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President, Finance and Treasurer